SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): April 18, 2000
                                                         (April 18, 2000)

                              TrustCo Bank Corp NY


             (Exact name of registrant as specified in its charter)

                                    New York
                 (State or other jurisdiction of incorporation)


            0-10592                                        14-1630287
  (Commission File Number)           (IRS Employer Identification No.)


                 192 Erie Boulevard, Schenectady, New York 12305
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (518) 377-3311





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




TrustCo Bank Corp NY


Item 5. Other Events

        Two press releases were issued on April 18, 2000, discussing first quarter results for 2000. Attached are the press releases labeled as exhibit 99(a) and 99(b).




Item 7 (c) Exhibits


        Reg S-K Exhibit No.                Description
             99(a)                         One page press release dated
                                           April 18,  2000,  with first quarter
                                           2000 results.

             99(b) Press release dated April 18, 2000, with first quarter 2000 results.






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



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: April 18, 2000

                                          TrustCo Bank Corp NY
                                          (Registrant)


                                          By:/s/ Robert T. Cushing
                                             Robert T. Cushing
                                             Vice President and
                                             Chief Financial Officer


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


                                 Exhibits Index


The following exhibits are filed herewith:


Reg S-K Exhibit No.     Description                                   Page
__________________      ______________________________              ________
  99(a)                 One page press release dated April 18,
                        2000, highlighting first quarter 2000
                        results.                                        5

  99(b)                 Press release dated April 18, 2000,
                        highlighting first quarter 2000 results.        6






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

TRUSTCO                                                          Exhibit 99(a)
Bank Corp NY                                                   News Release
_______________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668





             William F. Terry
             Senior Vice President and Secretary
             (518) 381-3611

Schenectady, New York - April 18, 2000

FOR IMMEDIATE RELEASE:

TrustCo Bank Corp NY
(dollars in thousands, except per share data)

                                                                 3/00                            3/99
Three Months Ended March 31:
         Net Income                                     $      10,270                           9,323
         Provision for Loan Losses                                850                           1,513

Average Equivalent Shares Outstanding:
         Basic                                             53,444,000                      53,747,000
         Diluted                                           55,189,000                      55,985,000

         Net Income per Share:
         Basic                                          $       0.192                           0.173
         Diluted                                                0.186                           0.167


Period End:
Total Assets                                                2,353,653                       2,434,163
Total Nonperforming Loans                                      10,129                          12,107
Total Nonperforming Assets                                     11,729                          15,057
Allowance for Loan Losses                                      55,666                          54,772
Allowance as a Percentage
  of Total Loans                                                 4.11%                           4.16%

Note: All share and per share information is calculated prior to the 2 for 1 stock split declared August 1999.

                                                        # # #




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

TRUSTCO                                                          Exhibit 99(a)
Bank Corp NY                                                   News Release
_______________________________________________________________________________
192 Erie Boulevard, Schenectady, New York, 12305
(518) 377-3311 Fax: (518) 381-3668


                  William F. Terry
                  Senior Vice President and Secretary
                  518-381-3611


FOR IMMEDIATE RELEASE:

              TRUSTCO ANNOUNCES RECORD FIRST QUARTER 2000 RESULTS;
                           NET INCOME INCREASE OF 10%

Schenectady, New York - April 18, 2000

TrustCo Bank Corp NY (TrustCo, NASDAQ: TRST) today announced record first quarter earnings results. Net income for the three months ended March 31, 2000 was $10.3 million compared to $9.3 million for 1999, an increase of 10%. Diluted earnings per share were $0.186 for the first quarter 2000 compared to $0.167 for 1999, an increase of 11%. Return on average assets and return on average stockholders' equity were 1.76% and 24.24% for 2000, and 1.55% and 22.45% for 1999, respectively.

Robert A. McCormick, TrustCo's President and Chief Executive Officer noted " I am delighted by the first quarter's results, and expect that 2000 will be another record year for TrustCo. We have achieved strong operating performance so far, and I am especially pleased with the growth in the income from Trust services which is up 11.5% over last year."

The first quarter 2000 results highlight the significant growth in taxable equivalent net interest income from $23.4 million in 1999 to $25.5 million in 2000, an increase of 9%. The growth in taxable equivalent net interest income is a result of reductions in deposit costs complemented by growth in income from earning assets. Commenting on this significant development, Mr. McCormick stated " we have positioned TrustCo to take advantage of market opportunities as they become available. During 1999, we successfully executed a deleveraging program to reduce the absolute level of high cost deposits in our bank, resulting in a reduction in deposit yields from 3.75% in the first quarter of 1999 to 3.53% for the comparable period in 2000. During the first quarter of this year we have taken advantage of higher interest rates in the marketplace and redeployed funds from overnight investments into our loan and securities portfolios. These actions have resulted in an increase in the average yield on earning assets rising from 7.26% in 1999 to 7.62% in 2000. These strategic moves provide a


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

strong foundation for future profit growth and will continue to benefit TrustCo for the remainder of this year." TrustCo's goal for 2000 is a return on average stockholders' equity of 23% for the year.

Continued focus on expense controls has resulted in a first quarter efficiency ratio of 38.3% for 2000 compared to 41.3% for 1999. TrustCo has consistently been recognized as a leader in expense control, and the first quarter results continue that tradition. Mr. McCormick noted " The consistently strong financial results that TrustCo has posted over the last 15 years are the result of a focus on the fundamentals. We are proud of our expense control policies and the additional shareholder value that they have created ". During the first quarter, TrustCo received the SalomonSmithBarney 1999 Mid-Cap Bank Monitor Award for a first place ranking in operating efficiency.

Also during the first quarter TrustCo announced the signing of a definitive agreement to acquire Landmark Financial Corp. Landmark is the holding company for Landmark Community Bank located in Canajoharie. TrustCo anticipates retaining the savings bank charter from Landmark in order to launch a second banking subsidiary under the banner of Trustco Savings Bank. Commenting on these developments, Mr. McCormick noted " With the addition of Landmark, we will have a full range of banking delivery vehicles; Trustco Bank, N.A., our commercial bank, TrustcoBankUSA, our internet delivery network, and now Trustco Savings Bank as our savings bank affiliate. These entities give TrustCo all the flexibility needed to successfully compete in the 21st century."

TrustCo Bank Corp NY is a $2.4 billion bank holding company which serves the financial needs of customers through its banking subsidiary, Trustco Bank, National Association. Trustco Bank operates 53 bank offices, in Albany, Columbia, Greene, Rensselaer, Saratoga, Schenectady, Schoharie, Warren and Washington Counties. In addition, Trustco Bank operates a full service Trust Department with $1.4 billion of assets under management.

Except for historical information contained herein, the matters discussed in this news release and other information contained in TrustCo's Securities and Exchange Commission filings may express "forward looking statements". Those "forward looking statements" may involve risk and uncertainties, including statements concerning future events or performance and assumptions and other statements that are other than statements of historical facts. TrustCo wishes to caution readers not to place undue reliance on any forward looking statements, which speak only as of the date made. Readers are advised that various risk factors, including but not limited to: (1) credit risk, (2) interest rate risk,
(3) competition, (4) certain vendors critical systems or services failing to comply with Year 2000 programming issues, (5) changes in the regulatory environment, and (6) changes in general business and economic trends, could cause the actual results or circumstances for future periods to differ materially from those anticipated or projected.

TrustCo does not undertake, and specifically disclaims any obligation, to publicly release the results of any revisions that may be made to any forward looking statements to reflect the occurrence of unanticipated events or circumstances after the date of such statement.


                                      # # #



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


TRUSTCO BANK CORP NY
SCHENECTADY, NY


(dollars in thousands, except per share data)

                                                              Three Months Ended
                                                 03/31/2000        12/31/99        03/31/99
Summary of operations
   Net interest income (TE)                         $25,480          25,036          23,387
   Provision for loan losses                            850           1,050           1,513
   Net securities transactions                       (1,049)         (3,216)           (420)
   Noninterest income                                 4,851           5,064           5,840
   Noninterest expense                               11,922          10,581          12,202
   Net income                                        10,270           9,398           9,323

Per common share (1)
   Net income per share:
          - Basic                                     0.192           0.176           0.173
          - Diluted                                   0.186           0.168           0.167
   Cash dividends                                     0.150           0.150           0.138
   Book value at period end                            3.19            3.11            3.44
   Market price at period end                         11.69           13.25           12.50

At period end
   Full time equivalent employees                       458             455             477
   Full service banking offices                          53              53              53

Performance ratios
   Return on average assets                            1.76 %          1.58            1.55 %
   Return on average equity (2)                       24.24           21.92           22.45
   Efficiency (3)                                     38.31           37.58           41.31
   Net interest spread (TE)                            4.00            3.92            3.49
   Net interest margin (TE)                            4.47            4.39            3.94
   Dividend payout ratio                              78.07           85.54           79.42

Capital ratios at period end (4)
   Total equity to assets                              7.24            7.13            6.98
   Tier 1 risk adjusted capital                       13.66           13.55           13.14
   Total risk adjusted capital                        14.95           14.84           14.43

Asset quality analysis at period end
   Nonperforming loans to total loans                  0.75            0.73            0.92
   Nonperforming assets to total assets                0.50            0.49            0.62
   Allowance for loan losses to total loans            4.11            4.14            4.16
   Coverage ratio (5)                                   5.5 X           5.6 X           4.5 X

(1)  All share and per share information is adjusted for the 2 for 1 stock split declared August, 1999.
(2)  Average equity excludes the effect of the market value adjustment for securities available for sale.
(3)  Calculated as noninterest expense (excluding ORE expense and any nonrecurring charges) divided by taxable equivalent net interest income plus noninterest income (excluding ORE income and net securities transactions).
(4)  Capital ratios exclude the effect of the market value adustment for securities available for sale.
(5)  Calculated as allowance for loan losses divided by total nonperforming loans.
TE = Taxable equivalent.


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


CONSOLIDATED BALANCE SHEETS
(dollars in thousands)


                                                 03/31/2000        12/31/99        03/31/99


ASSETS

  Loans, net                                     $1,298,824       1,293,989       1,263,416
  Securities available for sale                     653,593         640,830         681,160
  Other short-term investments                        7,783           9,970               0
  Federal funds sold                                258,000         266,000         364,000

     Total earning assets                         2,218,200       2,210,789       2,308,576

  Cash and due from banks                            35,308          54,542          38,233
  Bank premises and equipment                        16,223          16,209          15,824
  Other assets                                       83,922          82,482          71,530

     Total assets                                $2,353,653       2,364,022       2,434,163

LIABILITIES
  Deposits:
     Demand                                        $163,730         155,313         146,107
     Interest-bearing checking                      273,283         272,384         261,458
     Savings                                        641,036         641,650         665,592
     Money Market                                    56,437          58,557          58,941
     Certificates of deposit > $100 thou            121,028         115,636         122,053
     Other time deposits                            735,544         751,369         806,407

       Total deposits                             1,991,058       1,994,909       2,060,558

  Short-term borrowings                             145,034         152,782         144,350
  Other liabilities                                  47,017          49,975          44,038

     Total liabilities                            2,183,109       2,197,666       2,248,946

SHAREHOLDERS' EQUITY                                170,544         166,356         185,217

     Total liabilities and
       shareholders' equity                      $2,353,653       2,364,022       2,434,163

Number of common shares
  outstanding, in thousands                          53,417          53,408          53,822




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

CONSOLIDATED STATEMENTS OF INCOME
(dollars in thousands, except per share data)

                                                              Three Months Ended
                                                 03/31/2000        12/31/99        03/31/99

Interest income
     Loans                                          $27,432          27,002          26,560
     Investments                                     11,225          11,147          10,890
     Federal funds sold                               3,587           3,701           4,216

          Total interest income                      42,244          41,850          41,666

Interest expense
     Deposits                                        16,055          16,319          17,791
     Borrowings                                       1,746           1,571           1,448

          Total interest expense                     17,801          17,890          19,239

          Net interest income                        24,443          23,960          22,427

Provision for loan losses                               850           1,050           1,513

          Net interest income after
            provision for loan losses                23,593          22,910          20,914

Net securities transactions                          (1,049)         (3,216)           (420)
Noninterest income                                    4,851           5,064           5,840
Noninterest expense                                  11,922          10,581          12,202

Income before income taxes                           15,473          14,177          14,132
Income tax expense                                    5,203           4,779           4,809

Net income                                          $10,270           9,398           9,323


Net income per share:
          - Basic                                    $0.192           0.176           0.173
          - Diluted                                   0.186           0.168           0.167

Avg equivalent shares outstanding, in thousands:
          - Basic                                    53,444          53,541          53,747
          - Diluted                                  55,189          55,778          55,985




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


CONSOLIDATED AVERAGE BALANCE SHEETS
(in thousands)

                                                              Three Months Ended
                                                 03/31/2000        12/31/99        03/31/99

Total assets                                     $2,347,207       2,362,258       2,442,857
Shareholders' equity                                165,477         172,636         186,563
Total loans                                       1,353,172       1,342,352       1,319,010
Interest earning assets                           2,274,660       2,289,312       2,356,900
Interest-bearing liabilities                      1,978,639       1,986,938       2,069,330
